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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007



                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                 001-33016               68-0629883
   ----------------------------       ---------               ----------
  (State or other jurisdiction of     Commission           (I.R.S. Employer
   incorporation or organization)     File Number         Identification No.)




    16701 Greenspoint Park Drive,
             Suite 200
           Houston, Texas                                       77060
----------------------------------------                        -----
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (281) 408-1200


               ---------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Other Items.

         On January 31, 2007, the registrant issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission registering for resale common units held by certain pre-IPO private equity investors, as required by their registration rights agreement, dated March 27, 2006. The press release is filed with this Current Report as Exhibit
99.1 and is incorporated herein by this reference.

         The information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.


Item 9.01. Financial Statements and Exhibits.

       (d) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

              99.1   Press Release dated January 31, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  EAGLE ROCK ENERGY PARTNERS, L.P.

                                  By:      Eagle Rock Energy GP, L.P.,
                                           its general partner

                                  By:      Eagle Rock Energy G&P, LLC,
                                           its general partner


Date: February 1, 2007            By:   /s/ Alex A. Bucher
                                       -----------------------------------------
                                       Alex A. Bucher
                                       President and Chief Executive Officer



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                                INDEX TO EXHIBITS

       Item          Exhibit
       ----          -------

       99.1          Press Release dated January 31, 2007